UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 7, 2021

Date of Report (date of earliest event reported)

GigCapital2, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Road, Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	GIX.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	GIX	New York Stock Exchange
Right to purchase one-twentieth of one share of Common Stock	GIX.RT	New York Stock Exchange
Warrant to purchase one share of Common Stock	GIX.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, the stockholders of GigCapital2, Inc., a Delaware corporation (“we,” “us,” “our,” “the Company” or “GigCapital2”), approved the proposals related to the previously announced business combinations with UpHealth Holdings, Inc., a Delaware corporation (“UpHealth,” and such business combination, the “UpHealth Combination”), and with Cloudbreak Health, LLC, a Delaware limited liability company (“Cloudbreak,” and such business combination, the “Cloudbreak Combination” and, together with the UpHealth Combination, the “Business Combinations,”) at a special meeting of stockholders held on June 4, 2021.

The closing of the Business Combinations remains subject to satisfaction or waiver of the conditions to closing, including that GigCapital2 have available cash and cash equivalents of not less than $150,000,000, which GigCapital2 intends to achieve by means of capital raising transactions from the sale of PIPE Shares and the sale of Convertible Notes.

Updates regarding proposed modifications to terms of sale of PIPE Shares and Convertible Notes

As previously announced, on January 20, 2021, we entered into PIPE Subscription Agreements with certain investors, pursuant to which, among other things, we agreed to issue and sell to the investors, in private placements to close immediately prior to the closing of the Business Combinations, an aggregate of 3,000,000 shares of our Common Stock at $10.00 per share (the “PIPE Shares”), for an aggregate purchase price of $30,000,000. After discussions with certain of the investors who are parties to the PIPE Subscription Agreements, as well as UpHealth and Cloudbreak, the Company proposes to modify the terms of the PIPE Subscription Agreements to provide that the PIPE investors would receive warrants for the purchase of an aggregate of 300,000 shares of our Common Stock (one warrant for every 10 PIPE Shares purchased), at an exercise price of $11.50 per share, in addition to the PIPE Shares. The warrants would be on terms substantially the same as the outstanding warrants that were included in the Units issued in our initial public offering, except that the new warrants would not be redeemable unless sold. The aggregate purchase price from the sale of the PIPE Shares with the added warrants would remain $30,000,000.

Also as previously announced, on January 20, 2021, we entered into Convertible Note Subscription Agreements with certain investors, pursuant to which, among other things, we agreed to issue and sell to the investors, in private placements to close immediately prior to closing of the Business Combinations, our Convertible Notes for an aggregate purchase price of $255,000,000, which were to be convertible into 22,173,913 shares of our Common Stock at a conversion price of $11.50. After discussions with certain of the investors who are parties to the Convertible Note Subscription Agreements, as well as UpHealth and Cloudbreak, the Company proposes to modify the terms of the Indenture for the Convertible Notes, to provide for a reduction of the conversion price to $10.65 (with corresponding adjustments to the fundamental change make-whole table), and to reduce the total aggregate amount of Convertible Notes, including as a result of certain of the subscribers terminating their commitments, to approximately $160,000,000, which would be convertible into approximately 15,023,475 shares of our Common Stock.

Definitive amendments to modify the terms of our PIPE Subscription Agreements and our Convertible Note Subscription Agreements have not yet been executed by the parties, and the proposed modifications remain subject to negotiation and acceptance by the PIPE investors and the Convertible Note investors.

The obligations of the parties to consummate the PIPE and the Convertible Note investments would remain subject to the satisfaction or waiver of all of the existing conditions for closing of the transactions contemplated by the PIPE Subscription Agreements and the Convertible Note Subscription Agreements, respectively.

It is anticipated that the closing of the Business Combinations, the PIPE investments and the Convertible Note investments will take place substantially concurrently, on June 9, 2021.

The information set forth under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding GigCapital2 or GigCapital2’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including proposed business combinations. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Form 8-K are based on our current expectations and beliefs made by the management of

GigCapital2, UpHealth and/or Cloudbreak in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on UpHealth, Cloudbreak and GigCapital2 as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth, Cloudbreak or GigCapital2 will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of the post-combination company to meet the NYSE listing standards, product and service acceptance, and that UpHealth will have sufficient capital upon completion of the transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital2’s current and periodic reports and other filings with the SEC. All forward-looking statements in this Form 8-K are made as of the date hereof, based on information available to GigCapital2, UpHealth and/or Cloudbreak as of the date hereof, and GigCapital2, UpHealth and/or Cloudbreak assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2021

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer and President